THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE COMMON STOCK UNDERLYING THIS WARRANT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


No. 99-001                                     Warrant to Purchase 20,000 Shares
                                               of Common Stock (subject to
                                               adjustment)

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                               SITEK INCORPORATED

                           VOID AFTER FEBRUARY 5, 2004


        This certifies that TLD Funding Group (the "Holder"), or assigns, for value received, is entitled to purchase from SITEK Incorporated, a Delaware corporation (the "Company"), up to 20,000 shares of Common Stock of the Company, as adjusted for the events set forth in Section 4, at the Stock Purchase Price as set forth in Section 1. "Common Stock" means the common stock of the Company.

This Warrant is subject to the following terms and conditions:

1. DETERMINATION OF STOCK PURCHASE PRICE. The exercise price per share of this Warrant is $6.00 per share, as adjusted pursuant to Section 4 (the "Stock Purchase Price").

2.      EXERCISE; VESTING; PRICING.

        2.1    EXERCISE, ISSUANCE OF CERTIFICATES, PAYMENT.

               (A) Subject to the vesting provisions in this Section 2, this Warrant is exercisable at the option of the Holder, at any time or from time to time, before 5:00 p.m. Mountain Standard Time on February 5, 2004 (the "Expiration Date"). To exercise this Warrant, Holder must surrender this Warrant to the Company, at its principal office or such other place as the Company may designate, properly endorsed with the Form of Subscription (attached to this Warrant) fully filled in and signed. If applicable, Holder also must remit payment of the Stock Purchase Price to the Company at the time of exercising this Warrant, by cashier's check or wire transfer.

               (B) Notwithstanding any provisions in this Warrant to the contrary, if the fair market value of one share of the Common Stock is greater than the exercise price (at the date of calculation, as set forth below), in lieu of exercising this Warrant for cash, Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion of it being canceled) by surrendering this Warrant to the Company, at its principal office or such other place as Company may designate, properly endorsed with the Form of Subscription (attached to this Warrant) fully filled in and signed. The Company will then issue to Holder a number of shares of Common Stock computed using the following formula:

                                    X =  Y (A - B)
                                         --------
                                            A

                             Where         X  =   the number of shares of Common
                                                  Stock to be issued to Holder

                                           Y  =   the number of shares of Common
                                                  Stock purchasable under the
                                                  Warrant, or, if only a portion
                                                  of the Warrant is being
                                                  exercised, the portion of the
                                                  Warrant being canceled (at the
                                                  date of such calculation)

                                           A  =   the fair market value of one
                                                  share of the Common Stock (at
                                                  the date of such calculation)

                                           B  =   Exercise Price (as adjusted to
                                                  the date of such calculation)


                      For purposes of the above calculation, fair market value for one share of Common Stock will be determined by the Company's Board of Directors in good faith. However, where there exists a public market for the Common Stock at the time of such exercise of this Warrant by Holder, the fair market value per share will be the average of the five trading days immediately prior to the date of determining the fair market value: (i) of the closing bid and asked prices of the Common Stock; or (ii) of the closing price quoted on the Nasdaq

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
                      National Market or on any exchange on which the Common Stock is listed, whichever is applicable.

               (C) The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription (attached to this Warrant) delivered and payment made by cashier's check or wire transfer for such shares.

        2.2 CERTIFICATES. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time.

3. SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be free of all taxes, liens and charges with respect to the issuance thereof (other than income taxes and taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

4. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant will be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4.

        4.1 SUBDIVISION OR COMBINATION OF STOCK. If the Company, at any time while this Warrant or any portion of it remains outstanding and unexpired, subdivides its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares purchaseable upon the exercise of this Warrant will be proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of shares purchaseable upon the exercise of this Warrant will be proportionately reduced.

        4.2    DIVIDENDS   IN   COMMON    STOCK,    OTHER    STOCK,    PROPERTY,
               RECLASSIFICATION. If, while this Warrant or any portion of it remains outstanding and unexpired, the holders of

               Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) receive or become entitled to receive other or additional securities or property (other than cash) of the Company by way of dividend (other than (i) shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of
               Section 4.1 or (ii) an event for which adjustment is otherwise made pursuant to Section 4.4), and do not have to pay for these securities or property, then and in each such case, the Holder will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of securities or property (other than cash) of the Company which the Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such securities or property.

        4.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If while this Warrant or any portion of it remains outstanding and unexpired, any capital reorganization or reclassification of the capital stock of the Company, any consolidation or merger of the Company with another entity, or the sale of all or substantially all of its assets to another entity is effected in such a way that holders of Common Stock are entitled to receive stock, securities, or other assets or property (collectively, the "Consideration") then, as a condition of such reorganization, transfer, reclassification, consolidation, merger or sale (collectively, the "M&A Event"), lawful provisions must be made so that the Holder will have the right to purchase and receive upon exercise of this Warrant the Consideration that the Holder would have been entitled to receive in the M&A Event if this Warrant had been exercised immediately before the M&A Event, all subject to further adjustment pursuant to this Section 4. In the event the value of the Consideration (if not in cash or marketable securities, then the value will be determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Common Stock of the Company immediately before the M&A Event is in excess of the Stock Purchase Price effective at the time of the M&A Event, or if the Consideration consists of publicly traded securities, then any vested portion of this Warrant will expire unless exercised prior to the M&A Event. In any M&A Event, appropriate provision will be made with respect to the rights and interests of the Holder so that the provisions of this Warrant (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) will be applicable, as nearly as may be, in relation to any Consideration deliverable upon the exercise of this Warrant.

5. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant will be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest will be payable or accrued in respect of this Warrant or the interest represented by it or the shares purchasable under it until, and only to the extent that, this Warrant has been exercised. No provisions of this Warrant, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

6. MODIFICATION AND WAIVER. This Warrant and any provision of it may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

7. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company must be delivered personally, sent by registered mail, postage prepaid, or by confirmed fax with copy by first-class mail, to the Holder at the address as shown on the books of the Company or to the Company at _________________ or fax number 602-921-8550 or such other address or fax number as either may from time to time provide to the other in the manner described in this Section.

8. BINDING EFFECT ON SUCCESSORS; TRANSFERABILITY. This Warrant will be binding upon any entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant will survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company will inure to the benefit of the Holder and the Holder's successors and assigns. The Holder cannot transfer, pledge or assign this Warrant except to Holder's estate or heirs upon Holder's death.

9. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant will be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Arizona (exclusive of its choice of law provisions).

10. ARBITRATION. Any controversy or claim arising out of or relating to this Warrant or the breach or validity of it will be settled exclusively by arbitration in Phoenix, Arizona, by an arbitrator selected by the Company and Holder. If the Company and Holder are unable to agree on an arbitrator, they will petition the Superior Court of Arizona in Maricopa County to select an arbitrator for the parties. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The parties consent to the exclusive jurisdiction of the courts located in Maricopa County, Arizona for any matters to be decided by a court.

11. LOST WARRANTS. The Company represents and warrants to the Holder that upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this

        Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new
        Warrant, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

12. FRACTIONAL SHARES. No fractional shares may be issued upon exercise of this Warrant. The Company will, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.


DATED February 5, 1999.

HOLDER:                                 COMPANY:

CEE AND GEE FUNDING, INC.,              SITEK INCORPORATED,
  an Arizona corporation d/b/a            a Delaware corporation
  TLD Funding Group


By:                                      By:
    ------------------------------          ------------------------------
    John R. Balding, President              Don M. Jackson, Jr., President

                               NOTICE OF EXERCISE


To:     SITEK Incorporated ("SITEK")

1. The undersigned hereby (i) elects to purchase ____________ shares of SITEK's Common Stock, pursuant to the provisions of Section 2.1(A) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full, or (ii) elects to exercise this Warrant for the purchase of ___________________ shares of Common Stock, pursuant to
        Section 2.1(B) of the attached Warrant.

2. In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock issued upon conversion of this Warrant are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                        ----------------------------------
                                        (Name)